Exhibit 10.55

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]

First Amendment to Commercialization Agreement
Regarding Agreed Markets
This First Amendment (this “Amendment”) is entered into as of January 5, 2026 (the “Amendment Effective Date”) by and between Insulet Corporation, a Delaware corporation having a principal place of business at 100 Nagog Park, Acton, MA 01720 (“Insulet”), and DexCom, Inc., having a principal place of business at 6340 Sequence Drive, San Diego, CA 92121 (“DexCom”, and together with Tandem, the “Parties,” and each, a “Party”), with respect to that certain Commercialization Agreement dated as of November 21, 2019 (as amended from time to time, the “Agreement”).
The Parties agree as follows:
As of the Amendment Effective Date, Exhibit 1.2 (Agreed Markets) to the Agreement is hereby amended as follows:
(a)“[***]” and “[***]” are hereby added to the existing list of Agreed Markets; and
(b)“[***]” is hereby deleted and replaced with “[***]”.
An updated Exhibit 1.2 reflecting these changes is attached hereto.
Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect. From and after the Amendment Effective Date, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Agreement as amended by this Amendment. This Amendment is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of such State. This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.

The Parties have executed this Amendment as of the Amendment Effective Date.

DEXCOM, INC.	INSULET CORPORATION
By: /s/ Christophe Cantenot	By: /s/ Adam Cate
Print Name: Christophe Cantenot	Print Name: Adam Cate
Title: VP, Finance and Corporate Controller	Title: GVP, Omnipod 5 Franchise Head

Exhibit 1.2
Agreed Markets
[***]